                                        EX 10.79.5

         PROJECT PLEDGE AND SECURITY AGREEMENT

(Pledge of General and Limited Partnership Interests--
                        Lubbock
                     Group, Ltd.)

     This Pledge and Security Agreement (this
"Agreement") is made as of January 7, 1998 by Aurora
Bay. Investments, L.L.C., a Washington limited liability company ("Aurora Bay"), Aurora Bay I, L.L.C., a Washington limited liability company ("General
Partner") (each individually a "Pledgor" and collectively "Pledgors"), each having an office at 5720
LBJ Freeway, Suite 450, Dallas, Texas 75240-6339, for the benefit of Emeritus Corporation, a Washington corporation ("Pledgee"), having an office at 3131
Elliott Avenue, Suite 500, Seattle, WA 98121.

                       RECITALS

     A. Contemporaneously with the execution hereof, Aurora Bay has entered into a Credit Agreement dated as of January 7, 1998 between Aurora Bay and Emeritus (the
"Credit Agreement"), establishing a $5 million credit facility in favor of Aurora Bay, and in connection therewith executed and delivered to Emeritus a Convertible Promissory Note (the "Note").

     B. . Aurora Bay has used, or expects to use, a portion of the proceeds borrowed under the Credit
Agreement to make loans to Lubbock Group, Ltd., a Texas limited partnership ("Subco") and such loan will be evidenced by a Project Promissory Note from Subco to Aurora Bay.

     C. Each of the Pledgors is a partner, directly or indirectly, in Subco and will financially benefit from the loans represented by the Project Promissory Note and Pledgee's extension of credit under the Credit
Agreement to permit Aurora Bay's advancing funds to Subco.

      D. Subco is governed by and will operate pursuant to the terms of that certain Amended and Restated
Limited Partnership Agreement dated as of January 6,
1998, by and among the Pledgors.(the "Partnership
Agreement").

      E. In order to induce Pledgee to extend credit to Aurora Bay, each of the Pledgors desire to assign, pledge, and grant a security to Pledgee in the Collateral described herein.

                       AGREEMENT

     NOW, THEREFORE, in consideration of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. COLLATERAL

"Collateral" shall mean:

          (a) All of Pledgor's right, title and
interest in Subco, including without limitation its general and/or limited partnership interest in Subco, and all of Pledgor's units representing any right, title, and interest in Subco ("Units"), together with any additional Units or interest arising out of the interest pledged hereunder by way of dividend, split-up, reorganization, recapitalization or other similar proceedings, whether now owned or hereafter acquired;

          (b) Pledgor's right to receive distributions, allocations and payments under the Partnership
Agreement, as such Partnership Agreement may be modified from time to time;

          (c) All indebtedness of Subco to Pledgor of any kind or description;

          (d) With respect to Aurora Bay, the Project
Promissory Note from Subco to Aurora Bay; and

          (e) All substitutions, replacements, products and proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

         If any redemption, reclassification,
    readjustment or other exchange is proposed or made with respect to the Collateral, Pledgee may, but need not, accept the property so exchanged in lieu of the Collateral described herein, and Pledgor agrees to deliver and hypothecate for the benefit of Pledgee any securities, cash, personalty or other property received in exchange for the Collateral, on such reasonable terms and conditions which will not impair Pledgee's security. Such substituted collateral shall be held by Pledgee under the terms of this Agreement in the same manner as the original Collateral pledged hereunder.

2. PLEDGE

     Pledgor hereby assigns, pledges and grants a security interest to Pledgee, to and in the Collateral to secure the payment and performance of all obligations of Aurora Bay to Pledgee, whether - presently existing or hereafter arising, direct and indirect, and with interest thereon, under the Note and the Credit Agreement made by Aurora Bay in favor of Pledgee and all further costs and expenses provided for in this Agreement (collectively the "Obligations").
When more than one person is liable on any of the Obligations, Pledgor shall be jointly and severally liable with such person or persons. Pledgor agrees and acknowledges that Pledgor may cause a notation to be made in the record books of Aurora Bay to the effect that the Collateral is subject to this Agreement, and Pledgee may cause a copy of this Agreement to be attached to the record books of Subco at all times while this Agreement remains in effect.

3. MANNER OF PERFECTING SECURITY

     Concurrently with the execution of this Agreement, Pledgor shall deliver signed UCC-1 Financing Statements for filing in the States of Washington and Texas to reflect the Pledgee's interest in the Collateral. In addition, Aurora Bay as the Pledgor shall endorse in blank the Project Promissory Note and shall deliver such note to the possession of Pledgee.

     Pledgor agrees that it owns the Collateral in constructive trust for the Pledgee so long as the Pledgor's obligations hereunder remain outstanding, and agrees to provide the Pledgee advance notice of any change of address.

4. RIGHTS OF PARTIES WHEN NO DEFAULT

     Unless an Event of Default (as hereinafter defined) shall have occurred and be continuing, the Pledgor shall be entitled to vote the Collateral and to give consents, waivers and ratifications with respect thereto and the Pledgor shall be entitled to receive any payments with respect to any indebtedness of Subco to Pledgor to the extent that such payments are permitted under such circumstances under the Credit
Agreement. In order to permit the Pledgor to exercise such voting and/or consensual powers, the Pledgee shall, if necessary, upon the written request of the Pledgor from time to time, execute and deliver to the Pledgor appropriate proxies.

     In addition, prior to the occurrence of an Event of Default, Pledgor may (i) receive, use, and dispose of any distributions, allocations, and payments it receives in the operation of its business but subject to any limitations with respect to distributions to Pledgor's members contained in the Credit Agreement and
(ii) use the proceeds of all payments made upon any indebtedness of Subco to Pledgor to satisfy and make payments upon the Note and to make additional Project Loans as defined in the Credit
Agreement.

     Upon the occurrence of an Event of Default, Pledgee shall receive (i) all cash or other dividends or distributions paid or made with respect to the Collateral, (ii) any and all sums paid with respect to any of the Collateral, and (iii) all amounts payable and/or distributable on the liquidation, whether voluntary or involuntary, of Subco (collectively, "Distributions"), and shall hold the same, together with any other amount to which the Pledgee is entitled in an interest bearing cash collateral account ' as additional collateral subject to the terms of this Agreement.

    5. PLEDGEE'S ADDITIONAL RIGHTS DURING DEFAULT

         If an Event of Default shall have occurred and shall be continuing, i.e. not have been remedied or waived), in addition to any other rights granted hereunder, the Pledgee shall be entitled to exercise any, all or any combination of the following rights:

          (a) Vote the Collateral and to give consents, waivers and ratifications with respect thereto and otherwise act with respect thereto as though the Pledgee were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee its proxy and attorney-in-fact with full power and substitution so to do, such appointing being a power coupled with an interest), although the Pledgee shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and the Pledgee shall not be responsible for any failure to do so or delay in so doing;

               (b) Receive all Distributions;

               (c) Exercise any and all rights of
     collection, conversion or exchange, and any and all other rights, privileges, options or power of the Pledgor pertaining or relating to the Collateral (the Pledgor hereby irrevocably constituting and appointing the Pledgee his proxy and attorney-in-fact with full power of substitution so to do), although the Pledgee shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and the Pledgee shall not be responsible for any failure to do so or delay in so doing;

               (d) Apply any or all amounts held in any cash collateral account to payment of the Obligations;

          (e) Sell, assign and deliver the whole or, from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with demand or notice or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as determined in an arms length sale with an unrelated third party or pursuant to a price determined under the most current agreement between the partners of Subco, and the Pledgee may bid for and purchase the whole or any part of the Collateral so sold. Any such notice shall state the time, place and method fixed for such sale and, in case of sale at a broker's board, shall state the board at which such sale is to be made and the day on which Collateral, or that portion thereof so being sold, will first be offered for sale at such board. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
For the purposes hereof, (i) a private sale shall, in the case of the Collateral, include, a sale after solicitation of a number of persons reasonably approximating the maximum number which, in the sole opinion of the Pledgee, shall not require registration of the Collateral so being offered for sale pursuant to the Securities Act of 1933, as amended, or compliance with any applicable state securities law commonly known as a "Blue Sky Law," and (ii) an agreement to sell all or any part of the Collateral shall be treated as a sale thereof, and the Pledgee shall be free to call out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full;

          (f) Either personally or by means of a court appointed receiver, take possession of all or any part of the Collateral and exclude therefrom the Pledgor and all others claiming under the Pledgor, and thereafter exercise all rights and powers of the Pledgor with respect to the Collateral or any part thereof. If the Pledgee demands or attempts to take possession of any of the Collateral in the exercise of any rights under this Agreement, the Pledgor promises and agrees to promptly turn over and deliver complete possession thereof to the Pledgee; and

          (g) Exercise any remedies of a secured party under the Uniform Commercial Code of the States of Washington and/or Texas, or any other applicable law, and exercise any remedies available to the Pledgee under any other agreement among the parties.

6. CERTAIN SECURITIES LAW RESTRICTIONS

     In view of the possible position of the Pledgor as an "affiliate" or "control person" of Subco, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such
Act and any such similar statute as from time to time in effect being hereinafter called the "Federal
Securities Laws") with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities
Laws may very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Similarly, because of the position of the Pledgor with respect to the Subco or because of other circumstances, there may be other legal restrictions or limitations affecting the Pledgee in any attempts to dispose of all or any part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The
Pledgor agrees that any such private sale conducted in a manner which complies with such Federal Securities
Laws and Blue Sky or state securities laws shall be commercially reasonable (within the meaning of Section
9-504(3) of the Uniform Commercial Code), and the Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such a private.
sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer the Collateral to more than one possible purchaser. Without limiting the generality of the foregoing, these provisions would apply if, for example, the Pledgee placed all or any part of the Collateral privately with a purchaser or purchasers.

7. REDELIVERY OF COLLATERAL UPON FULL SATISFACTION

     Upon full and complete payment and performance of the Obligations, the Pledgor shall, except as otherwise provided herein, be entitled to the return, at its expense, of such of the Collateral as has not theretofore been sold pursuant to the provisions of this Agreement, together with any moneys at the time held by the Pledgee in any collateral account pursuant to this

Agreement, and all rights of Pledgee hereunder shall terminate; and Pledgee shall execute and file terminations of any financing statements covering any part of the Collateral.

8. REALIZATION OF COLLATERAL

          (a) The Pledgee shall apply the proceeds of any sale of the whole or any part of the Collateral, together with any other moneys at the time held by the Pledgee under the provisions of this Agreement after deducting all reasonable costs and expenses of collection, sale and delivery (including, without limitation, counsel fees and expenses) incurred by the Pledgee in connection with such sale, to the payment of the Obligations, the application as between the Obligations to be such as the Pledgee may in its sole discretion determine.

          (b) To the full extent that the Pledgor may lawfully so agrees, the Pledgor will not at any time plead, claim or take the benefit of any appraisement or valuation, law now or hereafter in force in order to prevent or delay the enforcement of this Agreement or the absolute sale of any portion or all. of the Collateral, or the possession thereof by any purchaser at any sale, and the Pledgor, for itself and all who may claim under the Pledgor, as far as the Pledgor now or hereafter lawfully may, hereby waives the benefit of all such laws. The Pledgor, for itself and all who may claim under the Pledgor, as far as the Pledgor now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshalled upon any foreclosure hereof and agrees that any court having jurisdiction over this Agreement may order the sale of all or any portion of the Collateral as an entirety.
Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of the Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both in law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor. No delay on the pair of the Pledgee in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor with respect to any power of sale, lien, option or other right hereunder shall constitute a waiver thereof, or limit or impair the right of the Pledgee to take any action or to exercise any power of sale, lien, option or any other right under this Agreement, or otherwise, nor shall any single or partial exercise thereof or the exercise of any power, lien, option or other right under this Agreement or otherwise all without notice or demand nor shall any of the same prejudice its rights against the Pledgor in any respect. Each and every remedy given the Pledgee shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          (c) The Pledgee may bid for or purchase, free from any right of redemption on the part of the Pledgor
(all said rights being also hereby waived and released), any part of or all the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability therefor.

9. EVENTS OF DEFAULT

     Time is of the essence in this Agreement. Subject to the right of cure set forth below in this Section 9, any of the following events shall constitute a default of this. Security Agreement ("Event of Default").

          (a) Any misrepresentation, breach, default or failure to perform under any of the covenants, representations or warranties of this Agreement by Pledgor, or any failure to pay any of the Obligations or any guaranty of any such Obligations, by Pledgor, Subco, or any guarantor, or the breach any other agreement relating to any of the Obligations or pursuant to which any of the Obligations arose;

          (b) Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges which are or may be secured hereby;

          (c) The Collateral or any portion thereof being seized or levied upon under any legal or governmental process;

          (d) Pledgor becoming insolvent or the subject of a petition in bankruptcy, either voluntary or involuntary, or any other proceeding under the Federal
Bankruptcy Code; or Pledgor making an assignment for the benefit of creditors; or . Pledgor being named in or the Collateral being subjected to a suit for the appointment of a receiver;

          (e) Entry of any judgment against Pledgor;

          (f) The Collateral or proceeds thereof for any reason whatsoever, becoming uncollectible in part or in their entirety;

          (g) Subco admits an additional Partner
without the prior written consent of Pledgee;

          (h) The Pledgor terminates or amends the Partnership Agreement without the prior written consent of Pledgee;

          (i) Any Unit, or any right, title or
interest, in Subco, whether or not evidenced by certificates, is issued, granted, sold, assigned, transferred, or otherwise conveyed to any party other than the Pledgee;

          (j) Subco is dissolved; or

          (k) An event shall have occurred that upon notice or lapse of time or both would constitute an Event of Default.

     Notwithstanding the foregoing, in the event of any nonmonetary default described above, such default shall not become an Event of Default until Pledgee has given
Pledgor written notice of such default and Pledgor shall have failed to cure the default within thirty
(30) days after notice.

     Upon the happening of any of the foregoing Events of Default the Obligations shall, at the option of the Pledgee, become immediately due and payable in their entirety without presentment, demand, protest or other notice of any kind, all of which are waived by the Pledgor, and the Pledgee may at any time thereafter proceed with the collection thereof and the realization upon all security which it may hold, including all rights hereunder or otherwise existing at law.

10. COVENANTS, REPRESENTATIONS, AND WARRANTIES OF
PLEDGOR

     (a)  Pledgor represents and warrants that:

          (i)  There are no restrictions upon the
          Pledgor's right to transfer or
               encumber the Collateral in favor of
          Pledgee, and the Pledgor has
               the right to transfer such Collateral
          free and clear of any lien,
               claim or encumbrances and of any right
          of first refusal to
               purchase or option to purchase or any
          similar such right, and
               without obtaining the consent of any
          other person, including any
               other partner of Subco, Subco, or any
          other individual or entity.
          (ii) The Collateral of Pledgors collectively represents not less than
               ONE-HUNDRED PERCENT (100%) of the
          presently issued and
               outstanding interests in Subco.
          (iii)     There are no other interests in
          Subco other than the Collateral,
               and Subco has no other Partners other
          than Pledgors.

     (b) Pledgor covenants that it shall deliver copies of any proposed amendments to the Partnership Agreement to Pledgee.

      (c) Pledgor covenants that. it shall not, without the prior written consent of Pledgee, which consent may not be unreasonably withheld

          (i)   sell, encumber or in any manner dispose
          of its interest in the Collateral or any of the Collateral;

          (ii) permit Subco to issue any additional interests;

          (iii) permit Subco to dissolve, reorganize, recapitalize, liquidate or merge or consolidate with any other person, firm, limited liability company or corporation.

11. GENERAL PROVISIONS

          (a) All notices hereunder shall be in writing
and   shall   be   effectively  given  when   delivered
personally  on the date of delivery, or if mailed,  two
days  after  deposit in the United States  mail,  first
class,   postage  prepaid,  certified  or   registered,
addressed as follows:

If to Pledgee:                  Emeritus Corporation
                                3131 Elliott Avenue
                                Suite 500
                                Seattle, WA 98121

With a copy to:                 George Beal, Esq.
                                Perkins Coie
                                1201 Third Avenue, 40th
                                Floor
                                     Seattle, WA 98101-
                         3099

If to Aurora Bay:                             Aurora
Bay Investments, L.L.C.

5720 LBJ Freeway Suite 450

Dallas, Texas 75240-6339

If to General Partner:
Aurora Bay I, L.L.C.

5720 LBJ Freeway Suite 450

Dallas, Texas 75240-6339



with a copy to:
                                 Sam S. Stollenwerck,
                                 Esq.

Stollenwerck, Moore &
                                 Silverberg, P.C. 5949

Sherry Lane, Suite 1025

Dallas, Texas 75225

or such other addresses as either party may from time to time specify in writing to the other.

          (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.
          (c) Pledgor hereby appoints Pledgee as its attorney in fact to execute and file, on its behalf, any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby.

          (d)   This  Agreement  and  the  rights   and
obligations of the parties hereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (e) All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          (f)  This Agreement may be modified or
rescinded only by a writing expressly relating to this Agreement and signed by all of the Pledgors and the Pledgee.

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                           8

       DATED this 7th day of January , 1998.

                              AURORA BAY:

                              Aurora Bay Investments,
L.L.C. a
                              Washington limited
liability company

                              By:  /s/ Craig W.
Spaulding

---------------------------------------
                              Its:  Manager

                              GENERAL PARTNERS:

                              Aurora Bay I, L.L.C., a
Washington limited
                              liability company

                              By:  /s/ Craig W.
Spaulding
                                     ------------------
---------------------
                              Its:  Manager

                              EMERITUS CORPORATION, a
                              Washington corporation

                              By:  /s/ Michelle A.
Bickford
                                     ------------------
-------------------
                              Its:  V.P. New Business
Development


























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